UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010

iSTAR FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-15371 (Commission File Number)	95-6881527 (I.R.S. Employer Identification Number)

1114 Avenue of the Americas, 39th Floor
New York, NY 10036
(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code: (212) 930-9400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

iStar Financial Inc. (the “Company”) previously disclosed the acquisition of an approximate 24% ownership interest in LNR Property Corporation as set forth in Item 2.01 on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 3, 2010. This Form 8-K/A contains certain financial statements and pro forma financial information relating to the Company’s acquisition as required by Items 9.01 (a) and (b) of Form 8-K.

Reference is made to the Original 8-K for additional information.

Item 9.01. Financial Statements and Exhibits

(a)   Financial Statements and Exhibits

See exhibit 99.1 to this Current Report on Form 8-K/A.

(b)   Pro forma financial information

See Exhibit 99.2 to this Current Report on Form 8-K/A.

(d)   Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

23.1	Consent of Independent Auditors dated October 14, 2010

99.1

LNR Property Holdings Ltd. and Subsidiaries — Audited Consolidated Financial Statements as of November 30, 2009 and 2008 and for the years ended November 30, 2009, 2008 and 2007, and Independent Auditors’ Report:

Independent Auditors’ Report

Consolidated Balance Sheets as of November 30, 2009 and 2008

Consolidated Statements of Earnings (Loss) for the years ended November 30, 2009, 2008 and 2007

Consolidated Statements of Comprehensive Earnings (Loss) for the years ended November 30, 2009, 2008 and 2007

Consolidated Statements of Stockholders’ Equity (Deficiency) for the years ended November 30, 2009, 2008 and 2007

Consolidated Statements of Cash Flows for the years ended November 30, 2009, 2008 and 2007

Notes to Consolidated Financial Statements as of and for the years ended November 30, 2009, 2008 and 2007

LNR Property Holdings Ltd. and Subsidiaries — Unaudited Condensed Consolidated Financial Statements as of May 31, 2010 and November 30, 2009 and for the Six Months Ended May 31, 2010 and 2009:

Condensed Consolidated Balance Sheets as of May 31, 2010 and November 30, 2009 (unaudited)

Condensed Consolidated Statements of Loss for six months ended May 31, 2010 and 2009 (unaudited)

Condensed Consolidated Statements of Stockholders’ Equity (Deficiency) for the year ended November 30, 2009 and for the six months ended May 31, 2010 (unaudited)

Condensed Consolidated Statements of Cash Flows for the six months ended May 31, 2010 and 2009 (unaudited)

Notes to Unaudited Condensed Consolidated Financial Statements (unaudited)

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of iStar Financial Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2010 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009 (unaudited)

Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

Forward Looking Statements

Certain statements in this report, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which cause actual results or outcomes to differ materially from those contained in the forward-looking statements.  We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  In assessing all forward-looking statements, readers are urged to read carefully all cautionary statements contained in our other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC.
Registrant

Date: October 14, 2010	/s/ JAY SUGARMAN
Jay Sugarman
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditors dated October 14, 2010

99.1

LNR Property Holdings Ltd. and Subsidiaries — Audited Consolidated Financial Statements as of November 30, 2009 and 2008 and for the years ended November 30, 2009, 2008 and 2007, and Independent Auditors’ Report:

Independent Auditors’ Report

Consolidated Balance Sheets as of November 30, 2009 and 2008

Consolidated Statements of Earnings (Loss) for the years ended November 30, 2009, 2008 and 2007

Consolidated Statements of Comprehensive Earnings (Loss) for the years ended November 30, 2009, 2008 and 2007

Consolidated Statements of Stockholders’ Equity (Deficiency) for the years ended November 30, 2009, 2008 and 2007

Consolidated Statements of Cash Flows for the years ended November 30, 2009, 2008 and 2007

Notes to Consolidated Financial Statements as of and for the years ended November 30, 2009, 2008 and 2007

LNR Property Holdings Ltd. and Subsidiaries — Unaudited Condensed Consolidated Financial Statements as of May 31, 2010 and November 30, 2009 and for the Six Months Ended May 31, 2010 and 2009:

Condensed Consolidated Balance Sheets as of May 31, 2010 and November 30, 2009 (unaudited)

Condensed Consolidated Statements of Loss for six months ended May 31, 2010 and 2009 (unaudited)

Condensed Consolidated Statements of Stockholders’ Equity (Deficiency) for the year ended November 30, 2009 and for the six months ended May 31, 2010 (unaudited)

Condensed Consolidated Statements of Cash Flows for the six months ended May 31, 2010 and 2009 (unaudited)

Notes to Unaudited Condensed Consolidated Financial Statements (unaudited)

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of iStar Financial Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2010 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2010 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009 (unaudited)

Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)